PROMISSORY NOTE
SECURED BY DEED OF TRUST

$750,000.00 Rowland Heights, CA 91748 November 17, 2014

In installments as herein stated, for value received, the undersigned, Heavenstone Corp. which will do business in California as Heavenstone Ranch Corp, a Nevada corporation ("Maker") promises to pay in lawful money of the United States of America, to Jaime Sirebrenik and Irene Sirebrenik Trustees of the Jaime and Irene Sirebrenik Trust dated October 22,1996, as to an undivided 45.000% interest; Gerhard Schwarzblatt as Trustee of the Schwarzblatt Multigenerational Trust as to an undivided 16.667% interest; Jaime Sirebrenik Trustee of the Sirebrenik Multigenerational Trust dated October 22,1996 as to an undivided 5.000% interest; and Gerhard Schwarzblatt Trustee of the Joyce and Daniel Schwarzblatt Trust, as to an undivided 33.333% interest ("Payee"), or order, at the address set forth in paragraph 10 below, the total sum of Seven Hundred Fifty Thousand and no one hundredths Dollars ($750,000.00) with interest from the date hereof on the then unpaid principal balance at the rate of Five (5.00%) per annum. Interest shall be due from November 17, 2014 until the Note is paid in full. Interest shall be calculated on the basis of a 365 day year.

1. Payments. This Note shall be paid in monthly installments of interest only, in the amount of Three Thousand One Hundred Twenty-Five Dollars ($3,125.00) on the first day of each month, beginning DECEMBER 1, 2014 and continuing on the first day of each month thereafter for a term of five (5) years, at which time the entire unpaid principal balance and interest shall be due and payable. All payments shall be applied first to interest on the outstanding principal balance and any balance shall be applied to the reduction of principal; interest shall thereafter cease on the principal so paid. All payments hereunder shall be made without offset or deduction for any present or future taxes, levies, or charges. Each payment shall be made by separate checks payable to the Jaime Sirebrenik and Irene Sirebrenik Trustees of the Jaime and Irene Sirebrenik Trust dated October 22,1996 in the sum of $1,406.25; Gerhard Schwarzblatt as Trustee of the Schwarzblatt Multigenerational Trust in the sum of $520.84; Jaime Sirebrenik Trustee of the Sirebrenik Multigenerational Trust dated October 22,1996 in the sum of $156.25; and Gerhard Schwarzblatt Trustee of the Joyce and Daniel Schwarzblatt Trust, in the sum of $1,041.66.

2. Security. This Note is secured by a Short Form Deed of Trust and Assignment of Rents (the "Deed of Trust") of even date herewith, executed and delivered by Maker as Trustor to Fidelity National Title Insurance Company as Trustee, naming Payee as Beneficiary and encumbering certain property described therein (the "Property").

3. Prepayment. Maker shall have the right to prepay all or any part of the principal of this Note at any time without the payment of any penalty or fee.

4. Late Charge. If any installment of interest payable hereunder is not paid within 10 days after it is due, then in addition to all other rights set forth herein, Payee shall have the right to collect a late charge of 10% of the delinquent payment, which late charge will be based upon Payee's good faith evaluation of the

probable cost to it of such delinquency. The right to collect such late charge shall be in addition to all other rights granted to Payee hereunder.

5. Event of Default. Any of the following shall constitute an "Event of Default":

(a) The failure of Maker to pay any installment of principal or interest on this Note when due;

(b) Default in the performance of any obligation contained in this Note, the Deed of Trust or any other instrument (including any amendment, modification or extensions thereof) given for the purpose of securing this Note;

(c) If the Property is sold, transferred or conveyed in whole or in part, whether voluntarily or involuntarily, or by operation of law, including but not limited to a deed, contract of sale, or any other instrument of conveyance without the prior written consent of Payee.

6. Payee's Rights upon Default. Upon an Event of Default, at the option of the Payee, the entire unpaid principal amount hereof and any unpaid interest then accrued hereon shall immediately become due and payable without presentment, protest or demand, or other notice of any kind. If Maker exercises its rights under law to cure any such default, the amount necessary to cure shall include all costs (including attorneys' fees) incurred by Payee with respect to such default, together with interest thereon commencing from the date of default at the rate of 15% per annum, but in no event more than the highest rate permitted by law.

7. Usury. It is the intention of Maker and Payee to conform strictly to the usury laws now or hereafter in force in California, and any interest payable under this Note, the Deed of Trust or any related agreement shall be subject to reduction to the amount not in excess of the maximum non-usurious amount allowed under the usury laws of the State of California as now or hereafter construed by the courts having jurisdiction over such matters. The aggregate of all interest (whether designated as interest, service charges, points, or otherwise) contracted for, chargeable or receivable under this Note, the Deed of Trust or the related documents shall under no circumstances exceed the maximum legal rate upon the balance of this Note remaining from time to time. If such interest does exceed the maximum legal rate, it shall be cancelled automatically to the extent that such interest exceeds the maximum legal rate and if theretofore paid, credited on the principal amount of this Note or if the Note has been prepaid, then such excess shall be rebated to Maker.

8. Time, Governing Law. Time is of the essence of each obligation of Maker hereunder. This Note shall be governed by the laws of the State of California.

9. No Waiver. No delay or omission on the part of Payee in exercising any rights hereunder or under the Deed of Trust or any other instrument given to secure this Note shall operate as a waiver of such right or of any other right hereunder or under said instrument.

10. Notices. Notices to either party shall be in writing and delivered by certified or registered mail, postage prepaid, at the address set forth below unless either party notifies the other in writing of a different address.

To Payee: Jaime and Irene Sirebrenik Trust
Schwarzblatt Multigenerational Trust
Sirebrenik Multigenerational Trust
Joyce and Daniel Schwarzblatt Trust
9454 Wilshire Blvd., Suite #207
Beverly Hills, CA 90212

To Maker: Heavenstone Corp. which will do business in California as
Heavenstone Ranch Corp.
18250 Colima Road, #204A
Rowland Heights, CA 91748

11. Attorney's Fees. Maker agrees that the unpaid balance on this Note may include Payee's reasonable attorney's fees incurred by Payee in enforcing payment or collection of this Note.

12. Payee's Right to Transfer Note. This Note, the Deed of Trust and all other documents securing the Note may be sold, transferred, hypothecated or assigned by Payee without the consent of Maker.

13. Due on Sale Provision. If the property described in the Deed of Trust securing this Note ("Property") is sold, transferred or conveyed in whole or in part, whether voluntarily or involuntarily, or by operation of law, including but not limited to a deed, contract of sale, or any other instrument of conveyance without the prior written consent of Payee, then the then unpaid principal balance (together with interest thereon) shall be immediately due and payable.

14. Balloon Payment Notice. This note is subject to Section 2966 of the Civil Code, which provides that the holder of this note shall give written notice to the Maker or his successor in interest of prescribed information at least 90 and not more than 150 days before any balloon payment is due.

MAKER:

Heavenstone Corp.
which will do business in
California as Heavenstone Ranch Corp.

By: ______________
Liu Xin, President

GUARANTY

THIS GUARANTY ("**Guaranty**") is made as of November 5, 2014 by Liu Xin ("**Guarantor**"), in favor of Jaime Sirebrenik and Irene Sirebrenik Trustees of the Jaime and Irene Sirebrenik Trust dated October 22,1996, Gerhard Schwarzblatt as Trustee of the Schwarzblatt Multigenerational Trust, Jaime Sirebrenik Trustee of the Sirebrenik Multigenerational Trust dated October 22,1996 and Gerhard Schwarzblatt Trustee of the Joyce and Daniel Schwarzblatt Trust ("**Beneficiary**").

RECITALS

A. Heavenstone Corp., a Nevada corporation ("**Borrower**") is concurrently giving Beneficiary its note for $750,000. ("Note").

B. As a material inducement to accept the Note, Beneficiary has required, and Guarantor has agreed, to guaranty Borrower's liabilities under the Note as more particularly specified herein and under the circumstances described herein.

AGREEMENT

NOW, THEREFORE, in order to induce Beneficiary to accept the Note, Guarantor hereby agree as follows:

1. **Guaranty**. Guarantor hereby absolutely and unconditionally guaranties the prompt payment, satisfaction and discharge of any and all obligations of Borrower under the Note without defense, offset, counterclaim or right of subrogation, each of which is hereby waived if: (i) Borrower fails to obtain Beneficiary's prior consent to any transfer of the Property or any interest therein or any transfer of any direct or indirect interest in Borrower; (ii) Borrower files a voluntary petition under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law; (iii) Borrower is substantively consolidated with any other Person; *unless* such consolidation was involuntary and not consented to by Borrower or Guarantor and is discharged, stayed or dismissed within 60 days following the occurrence of such consolidation; (iv) the filing of an involuntary petition against Borrower under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law by any other person in which Borrower colludes with or otherwise assists such person, and/or Borrower solicits or causes to be solicited petitioning creditors for any involuntary petition against Borrower by any person; (v) Borrower files an answer consenting to, or otherwise acquiescing in, or joining in, any involuntary petition filed against it by any other person under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law; (vi) Borrower or any affiliate, officer, director or representative which controls Borrower consents to, or acquiesces in, or joins in, an application for the

appointment of a custodian, receiver, trustee or examiner for Borrower or any portion of the Property; (vii) Borrower makes an assignment for the benefit of creditors or admits, in writing or in any legal proceeding, its insolvency or inability to pay its debts as they become due; or (vii) if Guarantor, Borrower or any affiliate of any of the foregoing, in connection with any enforcement action or exercise or assertion of any right or remedy by or on behalf of Beneficiary under or in connection with the Guaranty, the Note, the Deed of Trust or any other loan document, seeks a defense, judicial intervention or injunctive or other equitable relief of any kind, or asserts in a pleading filed in connection with a judicial proceeding any defense against Beneficiary or any right in connection with any security for the loan evidenced by the Note (except with respect to the assertion by Borrower of such defenses in good faith).

2. **Guaranty Absolute.** The liability of Guarantor under this Guaranty shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of the Note; (ii) any change in the time, manner or place of payment of, or in any other term of the Note or waiver of or any consent to departure from any of term thereof, modifications, extensions (including extensions beyond and after the original term) or renewals of payment dates, changes in interest rate or the advancement of additional funds by Beneficiary in its discretion; (iii) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Borrower in respect of the Note or Guarantor in respect of this Guaranty.

3. **Reinstatement of Guaranty.** Notwithstanding any termination of this Guaranty or the cancellation of the Note, if at any time any payment of any of the Note (from any source) is rescinded, repaid or must otherwise be returned by Beneficiary (i) due to or upon the insolvency, bankruptcy or reorganization of Borrower, any entities constituting Borrower or Guarantor, or (ii) for any other circumstance, this Guaranty shall continue to be effective or be reinstated, as the case may be, in respect of such payment all as though such payment had not been made.

4. **Guaranty Independent; Waivers.**

(a) Guarantor agrees that (i) the obligations hereunder are independent of and in addition to the undertakings of Borrower pursuant to the Note and any other obligations of Guarantor to Beneficiary, (ii) a separate action may be brought to enforce the provisions hereof whether Borrower is a party in any such action or not, (iii) Beneficiary may at any time, or from time to time, in his sole discretion extend or change the time of payment, place or terms of payment and/or performance of the Note, or settle or compromise with Borrower, and/or any other person liable thereon, any and all sums due on the Note and/or subordinate the payment of same, or any part thereof, to the payment of any other debts or claims, which may at any time be due or owing to Beneficiary and/or any other person or corporation, and (iv) Beneficiary shall be under no obligation to marshal any assets in favor of Guarantor or in payment of the Note.

(b) Guarantor hereby waives (i) presentment, demand, protest, notice of acceptance, notice of dishonor, notice of nonperformance and any other notice with respect to the

Note and this Guaranty, and promptness in commencing suit against any party thereto or liable thereon, and/or in giving any notice to or making any claim or demand hereunder upon Guarantor, (ii) any right to require Beneficiary to (A) proceed against Borrower, (B) proceed against or exhaust any security held from Borrower, or (C) pursue any remedy in Beneficiary's power whatsoever, and in connection therewith Guarantor hereby waive, to the fullest extent permitted by law, all rights and benefits under any law (including, without limitation, Section 2845 of the California Civil Code) that provides that a Guarantor may require the creditor to proceed against the principal or to pursue any other remedy available to the creditor and, if the creditor neglects to do so, the guarantor is exonerated to the extent to which the guarantor is prejudiced thereby, any law (including, without limitation, Section 2850 of the California Civil Code) that provides that whenever a guarantor provides security for the principal's obligation in addition to security provided by the principal for such obligation, the guarantor may require the creditor to proceed against the security provided by the principal before proceeding against any security provided by the guarantor, and any law (including, without limitation, Sections 2899 and 3433 of the California Civil Code) that requires, under certain circumstances, a creditor to resort to its security in a particular order, (iii) any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower other than full payment of the Note and in connection therewith Guarantor hereby waives, to the fullest extent permitted by law, all rights and benefits under any law (including, without limitation, Section 2810 of the California Civil Code) that provides that a guarantor is not liable under its guaranty if the principal is not liable on the underlying obligation for any reason (other than the personal disability of the principal), including, without limitation, a defense available to the principal at the time the obligation was entered into and the cessation of liability of the principal at any time after the contract is executed, (iv) any defense it may acquire by reason of Beneficiary's election of any remedy against it or Borrower or both, (v) to the fullest extent permitted by law, all rights and benefits under any law (including, without limitation, Section 2809 of the California Civil Code) purporting to reduce a guarantor's obligations in proportion to the principal obligation, (vii) to the fullest extent not prohibited by law, (A) any defense arising as a result of Beneficiary's election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, (B) any defense based on any borrowing or grant or a security interest under Section 364 of the Bankruptcy Code, and (C) without limiting the generality of the foregoing or any other provision hereof, all rights and benefits which might otherwise be available to the undersigned under any law (including, without limitation, California Civil Code sections 2810, 2819, 2839, 2845, 2849, 2850, 2899, and 3433) that provides that a guarantor is exonerated if the creditor alters the underlying obligation of the principal in any respect without the consent of the guarantor, any law that provides that the performance by the guarantor of the underlying obligation, or an offer of such performance exonerates a guarantor, and any law that entitles a guarantor to the benefit of all security held by the creditor for the performance by the principal of its obligations to the creditor; (viii) the benefit of any statute of limitations affecting the liability of Guarantor hereunder or the enforcement thereof, and

(ix) to the fullest event permitted by law, any and all rights or defenses to which Guarantor may otherwise have been entitled under any suretyship law in effect from time to time including without limitation all defenses arising under Section 2787 through 2855 of the California Civil Code and any successor provisions to those Sections.

5. **Valid Guaranty.** This Guaranty, when delivered to Beneficiary, will constitute a legal, valid and binding obligation enforceable against Guarantor in accordance with its terms.

6. **No Waiver; Remedies.** No failure on the part of Beneficiary to exercise and no delay in exercising any right or remedy hereunder shall operate as a waiver thereof; nor shall Beneficiary be estopped to exercise any such right or remedy at any future time because of any such failure or delay; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

7. **Continuing Guaranty; Transfer of Note.** This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until payment in full of the Note, (ii) be binding upon the Guarantor, their heirs, administrators, executors, successors and assigns, and (iii) inure to the benefit of and be enforceable by Beneficiary and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), Beneficiary may assign or otherwise transfer the Note to any other person, and such other person shall thereupon become vested with all the rights in respect thereof granted to Beneficiary herein or otherwise.

8. **Subordination**. Any indebtedness of Borrower now or hereafter held by Guarantor is hereby subordinated to the indebtedness of Borrower to Beneficiary, and such indebtedness of Borrower to Guarantor shall, if Beneficiary so requests, be collected, enforced and received by Guarantor as trustee for Beneficiary and be paid over to Beneficiary on account of the indebtedness of Borrower to Beneficiary, but without reducing or limiting in any manner the liability of Guarantor under the other provisions of this Guaranty.

9. **Waivers of Subrogation and Other Rights**. Guarantor forever waives: (i) all rights of subrogation, all rights of indemnity, all rights of contribution and any other rights to collect reimbursement from Borrower for any sums paid to Beneficiary, whether contractual or arising by operation of law or otherwise, (ii) all rights to enforce any remedy that Beneficiary may have against Borrower, and (iii) all rights to participate in any security now or later to be held by Beneficiary for the Note.

10. **No Duty**. Guarantor assumes the responsibility for keeping informed of the financial condition of Borrower and of all other circumstances bearing upon the risk of nonpayment of the Obligations, and agrees that Beneficiary shall have no duty to advise Guarantor of any information known to Beneficiary regarding any such financial condition or circumstances.

11. **Bankruptcy of Borrower**. Notwithstanding any modification, discharge or extension of the Note, or any amendment, modification, stay or cure of Beneficiary's rights which may occur in any bankruptcy or reorganization case or proceeding concerning Borrower and/or any affiliate of Borrower whether permanent or temporary, and whether assented to by Beneficiary, Guarantor hereby agrees that he shall be obligated hereunder to pay and perform the Note under all circumstances. Guarantor understands that he is assuming any and all risks of a bankruptcy or reorganization case with respect to Borrower. As an example and not in any way of limitation, a subsequent modification of the Note in any reorganization case concerning Borrower shall not affect the obligation of Guarantor to pay the Note accordance with its original terms.

12. **Notices.** All notices that may be required or contemplated by this Guaranty shall be given in the manner and be effective as provided in the Note and sent to Guarantor at the address indicated below Guarantor's signature and if to Beneficiary at:

9454 Wilshire Blvd., Suite #207
Beverly Hills, CA 90212

13. **Miscellaneous.**

(a) Time is of the essence hereof.

(b) This Guaranty is as a complete and exclusive statement of the terms of this agreement. No course of prior dealings between Guarantor and Beneficiary, no usage of the trade, and no parol or extrinsic evidence of any nature, shall be used or be relevant to supplement, explain, contradict or modify the terms and/or provisions of this Guaranty.

(c) No amendment or waiver of any provision of this Guaranty nor consent to any departure by Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Beneficiary and Guarantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on Guarantor shall in any case entitle him to any other or further notice or demand in similar or other circumstances.

(d) If any term, provision, covenant or condition hereof or any application thereof should be held by a court of competent jurisdiction to be invalid, void or unenforceable, all provisions, covenants and conditions hereof, and all applications thereof not held invalid, void or unenforceable shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

(e) This Guaranty shall be governed by California law.

(f) Section headings in this Guaranty are included for convenience of reference only and do not constitute a part of this Guaranty for any other purpose.

Liu Xin

18250 Colima Road, #204A
Rowland Heights, CA 91748